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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                      Date of Report: September 15, 1999


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
          ----------------------------------------------------------
                 (Originator of the Trust referred to herein)
          (Exact name of the registrant as specified in its charter)


                       CHASE MANHATTAN AUTO TRUST 1998-C
                    ---------------------------------------
                                   (Issuer)


         Delaware                        333-36939               13-2633612
- ------------------------------  -------------------------  ---------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)


                 802 Delaware Avenue, Wilmington, Delaware           19801
                 --------------------------------------------     -------------
                 (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033


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Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1998-C is the issuer of four classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of June 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On September 15, 1999, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly Statement to Certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Statement to Certificateholder with respect to the September 15, 1999 distribution.



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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 30, 1999


                                       By: THE CHASE MANHATTAN BANK,
                                       USA, NATIONAL ASSOCIATION
                                       as Servicer


                                       By:  /s/ Patricia Garvey
                                       ---------------------------
                                       Name:  Patricia Garvey
                                       Title: Vice President


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                                  INDEX TO EXHIBITS
                                  -----------------

Exhibit No.                       Description
- ------------                      -------------
20.1                              Statement to Certificateholders dated
                                  9/15/1999 delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of June 1, 1998.